                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William F. Lasky or Thomas E. Komula, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Alternative Living Services, Inc. (the "Company"), relating to the Sterling House Corporation 1995 Stock Option Plan, filed with the Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 23rd day of October, 1997.

/s/ Richard Boehlke                                    /s/ Timothy J. Buchanan
---------------------                                  -------------------------
Richard W. Boehlke                                     Timothy J. Buchanan

/s/ Gene E. Burleson                                   /s/ D. Ray Cook M.D.
---------------------                                  -------------------------
Gene E. Burleson                                       D. Ray Cook, M.D.

/s/ Robert Haveman                                     /s/ Ronald G. Kenny
---------------------                                  -------------------------
Robert Haveman                                         Ronald G. Kenny

/s/ Thomas E. Komula                                   /s/ William F. Lasky
---------------------                                  -------------------------
Thomas E. Komula                                       William F. Lasky

/s/ John D. Peterson                                   /s/ William G. Petty, Jr.
---------------------                                  -------------------------
John D. Peterson                                       William G. Petty, Jr.

/s/ Jerry L. Tubergen                                  /s/ Steven L. Vick
---------------------                                  -------------------------
Jerry L. Tubergen                                      Steven L. Vick